UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 21, 2005
                                                        -----------------

                    Puradyn Filter Technologies Incorporated
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

         0-29192                                        14-1708544
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(Commission File Number)                       (IRS Employer Identification No.)

2017 High Ridge Road, Boynton Beach, Florida                33426
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (561) 547-9499
              (Registrant's Telephone Number, Including Area Code)


          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       [__]   Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

       [__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       [__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       [__] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01         REGULATION FD

On November 21, 2005, Puradyn Filter Technologies Incorporated issued a press release addressing erroneous information contained in financial websites that suggested a large stockholder has sold its shares of the Company's common stock.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

A copy of the press release issued by the Company on November 21, 2005, is filed as an exhibit herewith.

         (c)      Exhibits

                  99.1     Press release of the Company dated November 21, 2005.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PURADYN FILTER TECHNOLOGIES INCORPORATED



                                  By: /s/ Richard C. Ford
                                      ----------------------------------------
                                      Richard C. Ford, Chief Executive Officer


DATED:  November 21, 2005

                                 EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

   99.1         Press release of the Company dated November 21, 2005.